UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2011

FISHER COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Washington	000-22439	91-0222175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Fourth Avenue N., Suite 500, Seattle, Washington		98109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 206-404-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Fisher Communications, Inc. (the “Company”) with the Securities and Exchange Commission on May 17, 2011. Amendment No. 1 is being filed to amend Item 5.07 to include the final certified voting results received from the independent inspector of election for the Company’s annual meeting of shareholders. This Amendment No. 1 also adds Item 8.01 and Item 9.01 to include a press release issued by the Company dated May 19, 2011.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of May 11, 2011, the Board of Directors of Fisher Communications, Inc. (the “Company”) amended Section 3.2 of the Company’s Bylaws to reduce the size of the Company’s Board of Directors from ten (10) directors to nine (9) directors. As amended, the first sentence of Section 3.2 of the Bylaws currently reads as follows:

“3.2 Number and Tenure

The Board shall be composed of 9 directors.”

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company’s 2011 Annual Meeting of Shareholders (the “Annual Meeting”) was held on May 11, 2011. At the Annual Meeting, the holders of 7,861,446 common shares of the Company were represented in person or by proxy constituting a quorum. The final voting results for each of the proposals submitted to a vote at the Annual Meeting, as certified to the Company by its independent inspector of election on May 19, 2011, are set forth below.

(1) At the Annual Meeting, the Company’s shareholders voted on the election of three Class 3 Directors to hold office until the 2014 Annual Meeting of Shareholders of the Company and until their respective successors have been elected and qualified, and one Class 1 Director to hold office until the 2012 Annual Meeting of Shareholders of the Company and until his successor has been elected and qualified. The final voting results are as follows:

Nominees of the Board of Directors of the Company

Votes For
Class 3 Directors
Richard L. Hawley	8,763,026
Roger L. Ogden	8,763,026
Michael D. Wortsman	0
Class 1 Director
Anthony B. Cassara	0

Nominees of FrontFour Master Fund, Ltd., Event Driven Portfolio and FrontFour Capital Group, LLC

Votes For
Matthew Goldfarb	6,856,054
Stephen Loukas	0
John F. Powers	5,720
Joseph J. Troy	6,857,094

As a result of cumulative voting for the election of directors, there were no withhold votes. Messrs. Hawley, Ogden and Troy were elected as Class 3 Directors of the Company and will hold office until the Company’s 2014 Annual Meeting of Shareholders and until their respective successors have been elected and qualified, and Mr. Goldfarb was elected as a Class 1 Director of the Company and will hold office until the 2012 Annual Meeting of Shareholders and until his successor has been elected and qualified.

(2) At the Annual Meeting, shareholders approved the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011. The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
7,774,128	85,150	2,168	0

(3) At the Annual Meeting, shareholders adopted the non-binding resolution to approve the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in the Company’s 2011 Proxy Statement. The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
4,857,387	168,216	2,834,215	1,628

(4) A plurality of the Company’s shareholders favored annual shareholder advisory votes on the compensation of the Company’s named executive officers. The final voting results are as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
5,322,638	29,153	335,446	2,174,209	0

Consistent with the Board of Directors’ recommendation in the Company’s 2011 Proxy Statement and the voting results, the Company has determined to hold an advisory vote on the compensation of the Company’s named executive officers annually.

Item 8.01.	Other Events.

On May 19, 2011, the Company issued a press release regarding the final voting results of the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated May 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

Dated: May 24, 2011	By:	/S/ COLLEEN B. BROWN
Name: Colleen B. Brown
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated May 19, 2011.